EXHIBIT 4.1

                        FORM OF COMMON STOCK CERTIFICATE
                              FRONT OF CERTIFICATE

            COMMON STOCK               COMPANY               COMMON STOCK
               NUMBER                    LOGO                   SHARES
  INF -                                                    (Number of shares)
        -------------------------                          ------------------

                               INFOCROSSING, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE IN                  CUSIP 45664X 10 9
     THE CITY OF NEW YORK, NY                SEE REVERSE FOR CERTAIN DEFINITIONS

This Certifies That          (Name of Stockholder)           (Number of shares
                         -------------------------------      -----------------
                                 (Address of                    printed as a
                         -------------------------------      -----------------
                                 Stockholder)                      Number)
                         -------------------------------      ----------------

is the owner of (Number of shares written out) -------------------------------
          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
                           THE PAR VALUE $.01 EACH OF
Infocrossing, Inc. transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of said Corporation and the facsimile signatures of its duly authorized officers.

Dated:
Countersigned and Registered:
Continental Stock Transfer
     & Trust Company                                      /s/             /s/
                                                    -------------   ------------
Transfer Agent and Registrar      (Infocrossing       Nicholas J.        Zach
                                    Corporate          Letizia         Lonstein
                                      Seal)           Secretary        Chairman
By                                                                      & CEO
----------------------------
Authorized Officer

                             REVERSE OF CERTIFICATE

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT-     Custodian
TEN ENT - as tenants                                        -----         -----
          by the entireties                                 (Cust)       (Minor)
JT TEN - as joint tenants with right of            Under Uniform Gifts to Minors
         survivorship and not as tenants           Act
         in common                                    -------------------------
                                                               (State)

                               UNIF TRF MIN ACT-     Custodian (until age)
                                                -----                     -----
                                                (Cust)
                                                     under Uniform Transfers
                                                -----
                                                (Minor)
                                                 to Minors Act
                                                               -----------------
                                                                    (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                hereby sell, assign and transfer unto
Please Insert Social
Security or Other
Identifying Number of Assignee



  (Please Print of Typewrite Name and Address, Including Zip Code, of Assignee)




                                                                         Shares
-------------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney

-------------------------------------------------------------------------------
to transfer the said stock on the books of the within Corporation with full power of substitution in the premises.

Dated
      -------------------------

                                         X
                                         --------------------------------------

                                         X
                                         --------------------------------------

                                         NOTICE: The Signature to this
                                         Assignment Must Correspond With the
                                         Name as Written Upon the Face of the
                                         Certificate In Every Particular Without
                                         Alteration or Enlargement or Any Change
                                         Whatever
Signature(s) Guaranteed:


By
   ----------------------------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17 Ad-15.